Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED HISTORICAL INFORMATION

On February 9, 2010, Cablevision Systems Corporation (“Cablevision”) and CSC Holdings, LLC (“CSC Holdings”) (collectively, the “Company”) completed the spin-off of its Madison Square Garden business segment through a tax-free distribution to its shareholders (the “Distribution”). On January 12, 2010, Madison Square Garden, Inc. (“MSG, Inc.”) acquired the subsidiaries of Cablevision which owned, directly and indirectly, all of the interests in Madison Square Garden, L.P. Subsequent to the Distribution, the Company will no longer consolidate the financial results of MSG, Inc. for the purpose of its own financial reporting. After the date of Distribution, the historical combined financial results of MSG, Inc. will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending March 31, 2010.

The accompanying unaudited pro forma consolidated balance sheets of Cablevision and CSC Holdings as of December 31, 2009 are presented as if the Distribution had occurred on December 31, 2009. The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007 are presented as if the Distribution had occurred on January 1, 2007.

Effective January 1, 2010, a new long-term affiliation agreement was entered into between Cablevision and the MSG networks. This new long-term affiliation agreement will result in estimated incremental programming costs to the Company of approximately $30 million for 2010, as compared to the amount of programming costs recognized by the Company pursuant to the Company’s arrangement with the MSG networks for 2009, and other additional consideration. Such incremental programming costs have not been reflected in the unaudited pro forma combined financial information presented herein. This new affiliation agreement will provide for the carriage of the MSG and MSG Plus programming services on Cablevision’s cable systems in the tri-state area. This agreement has a term of ten years, obligates the Company to carry such program services on its cable systems and provides for the payment by the Company to the MSG networks of a per subscriber license fee, which fee is increased each year during the term of the agreement.

The accompanying unaudited pro forma financial information reflects all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of the Company as of and for the periods indicated. In management’s opinion, these pro forma adjustments have been developed on a reasonable and rational basis, however, the retrospectively adjusted results of operations and financial position for the indicated periods when reported in the Company’s post-distribution periodic reports will differ from the pro forma financial information presented herein. The accompanying unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the Distribution occurred on January 1, 2007. In addition, the accompanying unaudited pro forma financial information does not reflect actions that may be undertaken by the Company after the Distribution. The unaudited pro forma financial information should be read in conjunction with the notes thereto and “Management’s Discussion and Analysis of the Results of Operations and Financial Condition” and with the historical consolidated financial statements and accompanying notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2009.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheets and the unaudited pro forma consolidated statements of operations:

Historical

This column reflects Cablevision’s and CSC Holdings’ respective historical consolidated financial positions as of December 31, 2009 and respective historical consolidated results of operations for each of the years ended December 31, 2009, 2008 and 2007, prior to any adjustment for the Distribution and the pro forma adjustments described under the headings “Distribution of MSG, Inc.” and “Other Adjustments” discussed below.

Distribution of MSG, Inc.

This column reflects MSG Inc.’s historical combined financial position as of December 31, 2009 and its historical combined operating results for each of the years ended December 31, 2009, 2008 and 2007, prior to the pro forma adjustments described under the heading “Other Adjustments” below.

Other Adjustments

This column represents pro forma adjustments for transactions between the Company and MSG, Inc. that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Distribution or that arise as a direct result of the Distribution and are expected to have an ongoing effect. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2009

(Unaudited)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$354,748	$(109,716)	$(2,700)	(4)	$242,332
Restricted cash	7,139	(7,139)	—		—
Accounts receivable, trade (less allowance for doubtful accounts)	614,860	(130,460)	—		484,400
Advances to affiliates	—	(20,807)	35,085	(2)	14,278
Prepaid expenses and other current assets	217,932	(70,487)	—		147,445
Program rights, net	166,152	(3,411)	—		162,741
Deferred tax asset	521,338	—	(6,011)	(7)	515,327
Investment securities pledged as collateral	136,059	—	—		136,059
Derivative contracts	37,137	—	—		37,137

Total current assets	2,055,365	(342,020)	26,374		1,739,719

Property, plant and equipment, net of accumulated depreciation	3,315,586	(342,005)	—		2,973,581
Notes and other receivables	40,229	(195,719)	190,000	(8)	34,510
Investment securities pledged as collateral	226,054	—	—		226,054
Derivative contracts	8,361	—	—		8,361
Other assets	130,543	(73,753)	—		56,790
Program rights, net	525,344	(4,779)	—		520,565
Deferred carriage fees, net	94,724	(3,554)	—		91,170
Affiliation, broadcast and other agreements, net of accumulated amortization	499,852	(82,888)	—		416,964
Other amortizable intangible assets, net of accumulated amortization	197,272	(65,140)	—		132,132
Indefinite-lived cable television franchises	731,848	—	—		731,848
Other indefinite-lived intangible assets	249,008	(158,095)	—		90,913
Goodwill	1,100,702	(742,492)	—		358,210
Deferred financing and other costs, net of accumulated amortization	150,837	(39,095)	—		111,742

	$9,325,725	$(2,049,540)	$216,374		$7,492,559

See Note A of Notes to Unaudited Pro Forma Consolidated Balance Sheets.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2009

(Unaudited)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
LIABILITIES AND TOTAL DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$401,347	$(7,104)	$—		$394,243
Accrued liabilities	800,691	(154,082)	5,014	(5)	650,193
			(1,430)	(6)
Accounts payable to affiliates	280	(14,277)	35,085	(2)	21,088
Deferred revenue	200,463	(133,584)	—		66,879
Program rights obligations	121,019	(2,063)	—		118,956
Liabilities under derivative contracts	9,294	—	—		9,294
Bank debt	360,000	—	—		360,000
Collateralized indebtedness	171,401	—	—		171,401
Capital lease obligations	5,745	—	—		5,745
Notes payable to affiliate	—	—	190,000	(8)	190,000
Senior notes and debentures	—	—	—		—

Total current liabilities	2,070,240	(311,110)	228,669		1,987,799

Deferred revenue	13,944	—	—		13,944
Program rights obligations	320,169	(3,273)	—		316,896
Liabilities under derivative contracts	211,696	—	—		211,696
Other liabilities	470,828	(144,947)	(2,600)	(3)	325,316
			(3,300)	(4)
			5,335	(5)
Deferred tax liability	542,430	—	(486,810)	(7)	55,620
Bank debt	4,938,750	—	—		4,938,750
Collateralized indebtedness	204,431	—	—		204,431
Capital lease obligations	50,796	—	—		50,796
Senior notes and debentures	5,321,883	—	—		5,321,883
Senior subordinated notes	323,817	—	—		323,817

Total liabilities	14,468,984	(459,330)	(258,706)		13,750,948

Commitments and contingencies

Redeemable noncontrolling interests	12,175	—	—		12,175
Total deficiency	(5,155,434)	(1,590,210)	2,600	(3)	(6,270,564)
			600	(4)
			(10,349)	(5)
			1,430	(6)
			480,799	(7)

	(5,155,434)	(1,590,210)	475,080		(6,270,564)

	$9,325,725	$(2,049,540)	$216,374		$7,492,559

See Note A of Notes to Unaudited Pro Forma Consolidated Balance Sheets.

CSC HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2009

(Unaudited)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$313,756	$(109,716)	$(2,700)	(4)	$201,340
Restricted cash	7,139	(7,139)	—		—
Accounts receivable, trade (less allowance for doubtful accounts)	614,860	(130,460)	—		484,400
Prepaid expenses and other current assets	217,913	(70,487)	—		147,426
Program rights, net	166,152	(3,411)	—		162,741
Deferred tax asset	319,379	—	(6,011)	(7)	313,368
Advances to affiliates	513,281	(20,807)	35,085	(2)	527,559
Investment securities pledged as collateral	136,059	—	—		136,059
Derivative contracts	37,137	—	—		37,137

Total current assets	2,325,676	(342,020)	26,374		2,010,030

Property, plant and equipment, net of accumulated depreciation	3,315,586	(342,005)	—		2,973,581
Notes and other receivables	40,229	(195,719)	190,000	(8)	34,510
Investment securities pledged as collateral	226,054	—	—		226,054
Derivative contracts	8,361	—	—		8,361
Other assets	130,543	(73,753)	—		56,790
Program rights, net	525,344	(4,779)	—		520,565
Deferred carriage fees, net	94,724	(3,554)	—		91,170
Affiliation, broadcast and other agreements, net of accumulated amortization	499,852	(82,888)	—		416,964
Other amortizable intangible assets, net of accumulated amortization	197,272	(65,140)	—		132,132
Indefinite-lived cable television franchises	731,848	—	—		731,848
Other indefinite-lived intangible assets	249,008	(158,095)	—		90,913
Goodwill	1,100,702	(742,492)	—		358,210
Deferred financing and other costs, net of accumulated amortization	126,279	(39,095)	—		87,184

	$9,571,478	$(2,049,540)	$216,374		$7,738,312

See Note A of Notes to Unaudited Pro Forma Consolidated Balance Sheets.

CSC HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2009

(Unaudited)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
LIABILITIES AND TOTAL DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$401,347	$(7,104)	$—		$394,243
Accrued liabilities	757,153	(154,082)	5,014	(5)	606,655
			(1,430)	(6)
Accounts payable to affiliates	280	(14,277)	35,085	(2)	21,088
Deferred revenue	200,463	(133,584)	—		66,879
Program rights obligations	121,019	(2,063)	—		118,956
Liabilities under derivative contracts	9,294	—	—		9,294
Bank debt	360,000	—	—		360,000
Collateralized indebtedness	171,401	—	—		171,401
Capital lease obligations	5,745	—	—		5,745
Notes payable to affiliate	—	—	190,000	(8)	190,000
Senior notes and debentures	—	—	—		—

Total current liabilities	2,026,702	(311,110)	228,669		1,944,261

Deferred revenue	13,944	—	—		13,944
Program rights obligations	320,169	(3,273)	—		316,896
Liabilities under derivative contracts	211,696	—	—		211,696
Other liabilities	467,513	(144,947)	(2,600)	(3)	322,001
			(3,300)	(4)
			5,335	(5)
Deferred tax liability	656,924	—	(486,810)	(7)	170,114
Bank debt	4,938,750	—	—		4,938,750
Collateralized indebtedness	204,431	—	—		204,431
Capital lease obligations	50,796	—	—		50,796
Senior notes and debentures	3,434,192	—	—		3,434,192
Senior subordinated notes	323,817	—	—		323,817

Total liabilities	12,648,934	(459,330)	(258,706)		11,930,898

Commitments and contingencies

Redeemable noncontrolling interests	12,175	—	—		12,175
Total deficiency	(3,089,631)	(1,590,210)	2,600	(3)	(4,204,761)
			600	(4)
			(10,349)	(6)
			1,430	(6)
			480,799	(7)

	(3,089,631)	(1,590,210)	475,080		(4,204,761)

	$9,571,478	$(2,049,540)	$216,374		$7,738,312

See Note A of Notes to Unaudited Pro Forma Consolidated Balance Sheets.

Note A — Notes to Unaudited Pro Forma Consolidated Balance Sheets as of December 31, 2009

(1)	As a result of the Distribution, shares of MSG, Inc. were distributed to Cablevision’s shareholders. This adjustment reflects the elimination of the historical combined assets and liabilities of MSG, Inc. (including intercompany amounts that were historically eliminated in consolidation) from the Company’s consolidated balance sheets as of December 31, 2009.

(2)	The Company had normal recurring intercompany transactions between certain of its consolidated subsidiaries and MSG, Inc. that were historically eliminated in consolidation. As a result of the Distribution, these amounts will no longer be eliminated in consolidation, but rather will be presented as advances to affiliates and accounts payable to affiliates. This adjustment represents the reversal of the historical elimination entry.

(3)	Represents the reduction of the liability recorded in “Other liabilities” and a corresponding reduction to “Total deficiency” for the unrecognized actuarial losses of approximately $2,600 associated with MSG, Inc. employees who participated in the Cablevision cash balance pension plan, a qualified plan, which will be transferred to MSG, Inc. under a newly created MSG, Inc. cash balance pension plan after the Distribution.

(4)	Represents the combined effect at the time of the Distribution of (a) the transfer of cash, recorded as a reduction to “Cash and cash equivalents” and the reduction of a liability, recorded in “Other liabilities” of approximately $2,700, resulting from the transfer from the Company to MSG, Inc. for MSG, Inc. employees’ participant accounts formerly in the Company’s excess cash balance pension plan, to a newly created MSG, Inc. excess cash balance pension plan and (b) the reduction of an additional liability of $600, recorded in “Other liabilities” and a corresponding reduction to “Total deficiency” for unrecognized actuarial losses associated with these participant accounts.

(5)	Represents at the Distribution date, the assumption of certain accrued liabilities of approximately $10,349, ($5,014 of which was recorded in current “Accrued liabilities” and $5,335 of which was recorded in non-current “Other liabilities”), and the recording of an offsetting deemed capital distribution recorded in “Total deficiency,” resulting from the full assumption of this liability by Cablevision. This liability reflects costs historically allocated to MSG, Inc. by the Company for certain Cablevision corporate employees’ participation in certain long-term incentive plans. Subsequent to the Distribution, Cablevision will be solely responsible for the settlement of such amounts.

(6)	Represents the fair value of the obligation held by a subsidiary of the Company prior to the Distribution date (approximately $1,430) which will be assumed by and transferred to MSG, Inc. relating to MSG, Inc. employees who have outstanding Cablevision stock appreciation rights (“SARs”) and which will be recorded as a reduction to “Accrued liabilities” with a corresponding reduction to “Total deficiency.” Subsequent to the Distribution, MSG, Inc. will be solely responsible for settling these obligations upon MSG, Inc. employee SAR exercises.

(7)	Represents the adjustments that would be made pursuant to the Distribution of the stock of MSG, Inc. to the Company’s shareholders. These adjustments include: (i) elimination of the deferred tax liability of $492,917 relating to the outside basis difference with regard to the Company’s investment in Madison Square Garden L.P., (ii) the write off of a deferred tax asset of $6,011 relating to transaction costs incurred by the Company, (iii) a decrease in the net deferred tax liability of $418 to re-measure deferred tax assets and liabilities using a lower estimated combined tax rate as a result of the Distribution and (iv) a decrease of $7,756 in deferred tax assets for certain state tax loss carry forwards to reflect a revised estimate of the apportionment in certain jurisdictions. The pro forma adjustments also include an increase in deferred tax assets of $1,231 resulting from the pro forma adjustments described in (1-6) above.

(8)	A subsidiary of the Company historically had outstanding non-interest bearing advances due to a subsidiary of MSG, Inc. Effective January 28, 2010, the terms of these advances were changed to provide for a maturity date of no later than June 30, 2010 (with prepayment at the Company’s option) and for the payment of cash interest at a fixed rate equal to the prime rate on that date (3.25%). The outstanding advances of $190,000 plus accrued interest were repaid in March 2010. The pro forma information does not include any adjustments for interest expense on these advances.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$7,773,276	$(1,062,417)	$136,442	(2)	$6,847,301

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,369,028	(681,906)	131,346	(2)	2,818,468
Selling, general and administrative	1,893,804	(271,429)	5,096	(2)	1,643,731
			31,003	(3)
			(14,743)	(4)
Restructuring charges	10,728	—	—		10,728
Depreciation and amortization (including impairments)	1,084,248	(61,336)	—		1,022,912

	6,357,808	(1,014,671)	152,702		5,495,839

Operating income (loss)	1,415,468	(47,746)	(16,260)		1,351,462
Other income (expense):
Interest expense	(753,485)	3,876	(126)	(2)	(749,735)
Interest income	6,847	(2,759)	126	(2)	4,214
Gain on sale of programming and affiliate interests, net	2,130	—	—		2,130
Loss on investments, net	(981)	—	—		(981)
Gain on equity derivative contracts, net	631	—	—		631
Loss on interest rate swap contracts, net	(78,868)	—	—		(78,868)
Write-off of deferred financing costs	(3,864)	—	—		(3,864)
Loss on extinguishment of debt	(69,593)	—	—		(69,593)
Miscellaneous, net	2,734	(2,000)	—		734

	(894,449)	(883)	—		(895,332)

Income (loss) from continuing operations before income taxes	521,019	(48,629)	(16,260)		456,130
Income tax benefit (expense)	(235,702)	748	29,395	(5)	(205,559)

Income (loss) from continuing operations	285,317	(47,881)	13,135		250,571
Net loss attributable to noncontrolling interests	273	—	—		273

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$285,590	$(47,881)	$13,135		$250,844

Pro forma basic income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.98				$0.86

Pro forma diluted income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.96				$0.84

Pro forma basic weighted average common shares (in thousands)	291,759				291,759

Pro forma diluted weighted average common shares (in thousands)	298,444				298,444

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$7,230,116	$(1,042,958)	$132,694	(2)	$6,319,852

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,244,369	(724,466)	125,928	(2)	2,645,831
Selling, general and administrative	1,739,202	(270,234)	6,766	(2)	1,504,862
			29,128	(3)
Restructuring charges	49,883	—	—		49,883
Depreciation and amortization (including impairments)	1,507,809	(66,277)	—		1,441,532

	6,541,263	(1,060,977)	161,822		5,642,108

Operating income (loss)	688,853	18,019	(29,128)		677,744

Other income (expense):
Interest expense	(796,930)	3,274	—		(793,656)
Interest income	14,056	(5,193)	—		8,863
Gain on sale of programming and affiliate interests, net	805	—	—		805
Loss on investments, net	(136,414)	—	—		(136,414)
Gain on equity derivative contracts, net	118,219	—	—		118,219
Loss on interest rate swap contracts, net	(205,683)	—	—		(205,683)
Write-off of deferred financing costs	—	—	—		—
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,264	—	—		1,264

	(1,007,107)	(1,919)	—		(1,009,026)

Income (loss) from continuing operations before income taxes	(318,254)	16,100	(29,128)		(331,282)
Income tax benefit (expense)	83,028	(450)	6,235	(5)	88,813

Income (loss) from continuing operations	(235,226)	15,650	(22,893)		(242,469)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$(227,118)	$15,650	$(22,893)		$(234,361)

Pro forma basic loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.78)				$(0.81)

Pro forma diluted loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.78)				$(0.81)

Pro forma basic weighted average common shares (in thousands)	290,286				290,286

Pro forma diluted weighted average common shares (in thousands)	290,286				290,286

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$6,484,481	$(1,002,182)	$116,136	(2)	$5,598,435

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,581	(634,932)	109,570	(2)	2,366,219
Selling, general and administrative	1,558,728	(243,196)	6,566	(2)	1,353,661
			31,563	(3)
Restructuring charges (credits)	4,733	(221)	—		4,512
Depreciation and amortization (including impairments)	1,118,888	(62,399)	—		1,056,489

	5,573,930	(940,748)	147,699		4,780,881

Operating income (loss)	910,551	(61,434)	(31,563)		817,554

Other income (expense):
Interest expense	(940,852)	3,610	—		(937,242)
Interest income	40,154	(15,217)	—		24,937
Equity in net income of affiliate interests	4,377	90	—		4,467
Gain on sale of programming and affiliate interests, net	183,286	—	—		183,286
Gain (loss) on investments, net	(214,257)	910	—		(213,347)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Miscellaneous, net	2,636		—		2,636

	(808,544)	(10,607)	—		(819,151)

Income (loss) from continuing operations before income taxes	102,007	(72,041)	(31,563)		(1,597)
Income tax benefit (expense)	(78,967)	(1,482)	49,688	(5)	(30,761)

Income (loss) from continuing operations	23,040	(73,523)	18,125		(32,358)
Net loss attributable to noncontrolling interests	321	—	—		321

Income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$23,361	$(73,523)	$18,125		$(32,037)

Pro forma basic income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.08				$(0.11)

Pro forma diluted income (loss) from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.08				$(0.11)

Pro forma basic weighted average common shares (in thousands)	288,271				288,271

Pro forma diluted weighted average common shares (in thousands)	294,604				288,271

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$7,773,276	$(1,062,417)	$136,442	(2)	$6,847,301

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,369,028	(681,906)	131,346	(2)	2,818,468
Selling, general and administrative	1,893,804	(271,429)	5,096	(2)	1,643,731
			31,003	(3)
			(14,743)	(4)
Restructuring charges	10,728	—	—		10,728
Depreciation and amortization (including impairments)	1,084,248	(61,336)	—		1,022,912

	6,357,808	(1,014,671)	152,702		5,495,839

Operating income (loss)	1,415,468	(47,746)	(16,260)		1,351,462

Other income (expense):
Interest expense	(639,365)	3,876	(126)	(2)	(635,615)
Interest income	68,869	(2,759)	126	(2)	66,236
Gain on sale of programming and affiliate interests, net	2,130	—	—		2,130
Loss on investments, net	(981)	—	—		(981)
Gain on equity derivative contracts, net	631	—	—		631
Loss on interest rate swap contracts, net	(78,868)	—	—		(78,868)
Write-off of deferred financing costs	(3,792)	—	—		(3,792)
Loss on extinguishment of debt	(69,078)	—	—		(69,078)
Miscellaneous, net	2,734	(2,000)	—		734

	(717,720)	(883)	—		(718,603)

Income (loss) from continuing operations before income taxes	697,748	(48,629)	(16,260)		632,859
Income tax benefit (expense)	(306,780)	748	30,066	(5)	(275,966)

Income (loss) from continuing operations	390,968	(47,881)	13,806		356,893
Net loss attributable to noncontrolling interests	273	—	—		273

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$391,241	$(47,881)	$13,806		$357,166

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$7,230,116	$(1,042,958)	$132,694	(2)	$6,319,852

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,244,369	(724,466)	125,928	(2)	2,645,831
Selling, general and administrative	1,739,202	(270,234)	6,766	(2)	1,504,862
			29,128	(3)
Restructuring charges	49,883	—	—		49,883
Depreciation and amortization (including impairments)	1,507,809	(66,277)	—		1,441,532

	6,541,263	(1,060,977)	161,822		5,642,108

Operating income (loss)	688,853	18,019	(29,128)		677,744

Other income (expense):
Interest expense	(671,056)	3,274	—		(667,782)
Interest income	39,620	(5,193)	—		34,427
Gain on sale of programming and affiliate interests, net	805	—	—		805
Loss on investments, net	(136,414)	—	—		(136,414)
Gain on equity derivative contracts, net	118,219	—	—		118,219
Loss on interest rate swap contracts, net	(205,683)	—	—		(205,683)
Write-off of deferred financing costs	—	—	—		—
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Miscellaneous, net	1,260	—	—		1,260

	(855,673)	(1,919)	—		(857,592)

Income (loss) from continuing operations before income taxes	(166,820)	16,100	(29,128)		(179,848)
Income tax benefit (expense)	23,383	(450)	7,219	(5)	30,152

Income (loss) from continuing operations	(143,437)	15,650	(21,909)		(149,696)
Net loss attributable to noncontrolling interests	8,108	—	—		8,108

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$(135,329)	$15,650	$(21,909)		$(141,588)

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

	Historical	Distribution of MSG, Inc. (1)	Other Adjustments		Pro forma
Revenues, net	$6,484,481	$(1,002,182)	$116,136	(2)	$5,598,435

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,581	(634,932)	109,570	(2)	2,366,219
Selling, general and administrative	1,558,728	(243,196)	6,566	(2)	1,353,661
			31,563	(3)
Restructuring charges (credits)	4,733	(221)	—		4,512
Depreciation and amortization (including impairments)	1,118,888	(62,399)	—		1,056,489

	5,573,930	(940,748)	147,699		4,780,881

Operating income (loss)	910,551	(61,434)	(31,563)		817,554

Other income (expense):
Interest expense	(806,406)	3,610	—		(802,796)
Interest income	36,701	(15,217)	—		21,484
Equity in net income of affiliate interests	4,377	90	—		4,467
Gain on sale of programming and affiliate interests, net	183,286	—	—		183,286
Gain (loss) on investments, net	(214,257)	910	—		(213,347)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Miscellaneous, net	2,636		—		2,636

	(677,551)	(10,607)	—		(688,158)

Income (loss) from continuing operations before income taxes	233,000	(72,041)	(31,563)		129,396
Income tax benefit (expense)	(134,415)	(1,482)	50,592	(5)	(85,305)

Income (loss) from continuing operations	98,585	(73,523)	19,029		44,091
Net loss attributable to noncontrolling interests	321	—	—		321

Income (loss) from continuing operations attributable to CSC Holdings, LLC sole member	$98,906	$(73,523)	$19,029		$44,412

See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

Note B — Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2009, 2008 and 2007

(1)	Represents the unaudited results of operations for each of the years ended December 31, 2009, 2008 and 2007 of MSG, Inc. including intercompany amounts that were historically eliminated in consolidation.

(2)	The Company had normal recurring intercompany transactions between certain of its consolidated subsidiaries and MSG, Inc. that were historically eliminated in consolidation. Subsequent to the Distribution, these amounts will no longer be eliminated in consolidation.

(3)	Represents the actual corporate overhead and costs related to Cablevision corporate employees’ participation in certain long-term incentive plans and employee stock-based compensation plans historically charged to MSG, Inc. which will remain with the Company after the Distribution.

(4)	Represents costs directly related to the Distribution that will be reclassified to discontinued operations subsequent to the Distribution date.

(5)	Represents the elimination of the portion of reported income tax expense (benefit) attributable to MSG, Inc. and an adjustment to eliminate the impact of MSG, Inc. on the Company’s effective tax rate.